Exhibit 10.5
Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE: “$9.99”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “$9.99” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $115,500 which shall be paid in the following manner:
(a)	10% (US$11,550) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$11,550) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$11,550) payable upon Theatrical Release Date of the Film.

(d)	20% (US$23,100) payable no later than one (1) month after the Theatrical Release Date of the Film.

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(e)	50% (US$57,750) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

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REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

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arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

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Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of September 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:    “Antarctica”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Antarctica” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be November 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $183,105 which shall be paid in the following manner:
(a)	10% (US$18,310.50) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$18,310.50) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$18,310.50) payable upon Theatrical Release Date of the Film.

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(d)	20% (US$36,621) payable no later than one (1) month after the Theatrical Release Date of the Film.

(e)	50% (US$91,552.50) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any

2

known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.
REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.

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CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

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Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:    “Art of Being Straight”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Art of Being Straight” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $171,000 which shall be paid in the following manner:
(a)	10% (US$17,100) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$17,100) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$17,100) payable upon Theatrical Release Date of the Film.

(d)	20% (US$34,200) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$85,500) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:	“Black Rain”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Black Rain” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $161,895 which shall be paid in the following manner:
(a)	10% (US$16,189.50) payable no later than two (2) months prior to the Theatrical

Release Date of the Film.

(b)	10% (US$16,189.50) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$16,189.50) payable upon Theatrical Release Date of the Film.

(d)	20% (US$32,379) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$80,947.50) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrators) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:	“Blue Tooth Virgin”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing LLC. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Blue Tooth Virgin” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $91,500 which shall be paid in the following manner:
(a)	10% (US$9,150) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$9,150) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$9,150) payable upon Theatrical Release Date of the Film.

(d)	20% (US$18,300) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$45,750) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:	“Breakfast With Scot”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Breakfast With Scot” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $142,215 which shall be paid in the following manner:
(a)	10% (US$14,221.50) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$14,221.50) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$14,221.50) payable upon Theatrical Release Date of the Film.

1

(d)	20% (US$28,443) payable no later than one (1) month after the Theatrical Release Date of the Film.

(e)	50% (US$71,107.50) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any

2

known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.
REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.

3

CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of September 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE: “Brotherhood V”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Brotherhood V” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be November 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $151,500 which shall be paid in the following manner:
(a)	10% (US$15,150) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$15,150) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$15,150) payable upon Theatrical Release Date of the Film.

(d)	20% (US$30,300) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$75,750) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.
Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.
Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE: “Brotherhood VI”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing LLC. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Brotherhood VI” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $178,500 which shall be paid in the following manner:
(a)	10% (US$17,850) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$17,850) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$17,850) payable upon Theatrical Release Date of the Film.

(d)	20% (US$35,700) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$89,250) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.
Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.
Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of September 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:    “Ciao”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Ciao” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be November 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $162,525 which shall be paid in the following manner:
(a)	10% (US$16,252.50) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$16,252.50) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$16,252.50) payable upon Theatrical Release Date of the Film.

(d)	20% (US$32,505) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$81,262.50) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.
Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.
Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:     “Death Among Friends”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.LC. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Death Among Friends” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $178,500 which shall be paid in the following manner:
(a)	10% (US$17,850) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$17,850) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$17,850) payable upon Theatrical Release Date of the Film.

(d)	20% (US$35,700) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$89,250) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman

Paul Colichman
Regent Entertainment Media Inc.

Date _______________

By:	/s/ Mark Reinhart

Mark Reinhart
Regent Releasing L.L.C.

Date _______________

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:     “Dream Boy”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.LC. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Dream Boy” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $159,000 which shall be paid in the following manner:
(a)	10% (US$15,900) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$15,900) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$15,900) payable upon Theatrical Release Date of the Film.

(d)	20% (US$31,800) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$79,500) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman

Paul Colichman
Regent Entertainment Media Inc.

Date _______________

By:	/s/ Mark Reinhart

Mark Reinhart
Regent Releasing L.L.C.

Date _______________

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of September 01, 2008
Mr. Mark Reinhart
Regent Releasing LLC.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:     “Eichmann”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Eichmann” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be November 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $141,000 which shall be paid in the following manner:
(a)	10% (US$14,100) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$14,100) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$14,100) payable upon Theatrical Release Date of the Film.

(d)	20% (US$28,200) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$70,500) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman

Paul Colichman
Regent Entertainment Media Inc.

Date _______________

By:	/s/ Mark Reinhart

Mark Reinhart
Regent Releasing L.L.C.

Date _______________

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:     “Eleven Minutes”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.LC. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Eleven Minutes” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $111,900 which shall be paid in the following manner:
(a)	10% (US$11,190) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$11,190) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$11,190) payable upon Theatrical Release Date of the Film.

(d)	20% (US$22,380) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$55,950) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman

Paul Colichman
Regent Entertainment Media Inc.

Date _______________

By:	/s/ Mark Reinhart

Mark Reinhart
Regent Releasing L.L.C.

Date _______________

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:     “Everything You Wanted To Know”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.LC. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Everything You Wanted To Know” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $140,640 which shall be paid in the following manner:
(a)	10% (US$14,064) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$14,064) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$14,064) payable upon Theatrical Release Date of the Film.

(d)	20% (US$28,128) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$70,320) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman

Paul Colichman
Regent Entertainment Media Inc.

Date _______________

By:	/s/ Mark Reinhart

Mark Reinhart
Regent Releasing L.L.C.

Date _______________

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart Regent
Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:    “Fall Of Hyperion”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Fall Of Hyperion” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $130,500 which shall be paid in the following manner:
(a)	10% (US$13,050) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$13,050) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$13,050) payable upon Theatrical Release Date of the Film.

(d)	20% (US$26,100) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$56,880) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:    “Fashion Victim” (a/k/a Murder in Fashion)
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.LC. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Fashion Victim” (a/k/a Murder in Fashion) (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $113,760 which shall be paid in the following manner:
(a)	10% (US$11,376) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$11,376) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$11,376) payable upon Theatrical Release Date of the Film.

(d)	20% (US$22,752) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$56,880) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:    “Heat Wave”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Heat Wave” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $134,895 which shall be paid in the following manner:
(a)	10% (US$13,489.50) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$13,489.50) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$13,489.50) payable upon Theatrical Release Date of the Film.

(d)	20% (US$26,979) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$67,447.50) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive properly of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with th Arbitraton Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:    “I Can’t Think Straight’’
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “I Can’t Think Straight” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be November 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $142,050 which shall be paid in the following manner:
(a)	10% (US$14,205) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$14,205) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$14,205) payable upon Theatrical Release Date of the Film.

(d)	20% (US$28,410) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$71,025) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with th Arbitraton Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:    “Ice Blues”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Ice Blues” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $141,195 which shall be paid in the following manner:
(a)	10% (US$14,119.50) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$14,119.50) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$14,119.50) payable upon Theatrical Release Date of the Film.

1

(d)	20% (US$28,239) payable no later than one (1) month after the Theatrical Release Date of the Film.

(e)	50% (US$70,597.50) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any

2

known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.
REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.

3

CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of September 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:	“Invisible Chronicles”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Invisible Chronicles” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be November 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $140,640 which shall be paid in the following manner:
(a)	10% (US$14,064) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$14,064) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$14,064) payable upon Theatrical Release Date of the Film.

(d)	20% (US$28,128) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$70,320) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date __________________

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date __________________

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:	“Just Say Love”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Just Say Love” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $114,000 which shall be paid in the following manner:
(a)	10% (US$11,400) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$11,400) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$11,400) payable upon Theatrical Release Date of the Film.

(d)	20% (US$22,800) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$57,000) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;
(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;
(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and
(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date __________________

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date __________________

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:	“Leather Jacket Love Story”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Leather Jacket Love Story” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $103,500 which shall be paid in the following manner:
(a)	10% (US$10,350) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$10,350) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$10,350) payable upon Theatrical Release Date of the Film.

(d)	20% (US$20,700) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$51,750) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;
(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;
(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and
(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date __________________

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date __________________

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of September 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:	“Little Ashes”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Little Ashes” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be November 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $79,410 which shall be paid in the following manner:
(a)	10% (US$7,941) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$7,941) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$7,941) payable upon Theatrical Release Date of the Film.

(d)	20% (US$15,882) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$39,705) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;
(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;
(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and
(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date __________________

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date __________________

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:	“The Magician”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “The Magician” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $133,500 which shall be paid in the following manner:
(a)	10% (US$13,350) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$13,350) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$13,350) payable upon Theatrical Release Date of the Film.

(d)	20% (US$26,700) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$66,750) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;
(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;
(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and
(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date __________________

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date __________________

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of September 01, 2008
Mr. Mark Reinhart
Regent Releasing L.LC.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:	“Manuela Y Manuel”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Manuela Y Manuel” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be November 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $114,000 which shall be paid in the following manner:
(a)	10% (US$11,400) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$11,400) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$11,400) payable upon Theatrical Release Date of the Film.

(d)	20% (US$22,800) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$57,000) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;
(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;
(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and
(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.
Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.
Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:	“My Gay Christian Baby” f/k/a Misconceptions
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “My Gay Christian Baby” f/k/a/ Misconceptions (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $166,500 which shall be paid in the following manner:
(a)	10% (US$16,650) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$16,650) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$16,650) payable upon Theatrical Release Date of the Film.

(d)	20% (US$33,300) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$83,250) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;
(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;
(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and
(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.
Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.
Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:	“Edgar Allan Poe’s The Pit And The Pendulum”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.LC. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Edgar Allan Poe’s The Pit And The Pendulum” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $145,500 which shall be paid in the following manner:
(a)	10% (US$14,550) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$14,550) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$14,550) payable upon Theatrical Release Date of the Film.

(d)	20% (US$29,100) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$83,250) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;
(b)	It is a bonafide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;
(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and
(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.
Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.
Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:	“Playing With Fire”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Playing With Fire” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $135,270 which shall be paid in the following manner:
(a)	10% (US$13,527) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$13,527) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$13,527) payable upon Theatrical Release Date of the Film.

(d)	20% (US$27,054) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$67,635) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;
(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;
(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and
(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.
Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.
Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:	“Saving Marriage”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Saving Marriage” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $107,400 which shall be paid in the following manner:
(a)	10% (US$10,740) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$10,740) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$10,740) payable upon Theatrical Release Date of the Film.

(d)	20% (US$21,480) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$53,700) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;
(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;
(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and
(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.
Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.
Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:	“Serbis”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.LC. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Serbis” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $108,000 which shall be paid in the following manner:
(a)	10% (US$10,800) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$10,800) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$10,800) payable upon Theatrical Release Date of the Film.

(d)	20% (US$21,600) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$54,000) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
REM agrees that, unless specifically authorized to do so by Client in writing/it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:	“Shake Hands With The Devil”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Shake Hands With The Devil” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $115,500 which shall be paid in the following manner:
(a)	10% (US$11,550) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$11,550) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$11,550) payable upon Theatrical Release Date of the Film.

(d)	20% (US$23,100) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$57,750) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by the arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:	“Song Of The Sparrows”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Song Of The Sparrows” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $118,500 which shall be paid in the following manner:
(a)	10% (US$11,850) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$11,850) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$11,850) payable upon Theatrical Release Date of the Film.

(d)	20% (US$23,700) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$57,750) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:	“Taxidermia”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Taxidermia” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $114,000 which shall be paid in the following manner:
(a)	10% (US$11,400) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$11,400) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$11,400) payable upon Theatrical Release Date of the Film.

(d)	20% (US$22,800) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$57,000) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024
RE:	“Tokyo Sonata”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Tokyo Sonata” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $108,000 which shall be paid in the following manner:
(a)	10% (US$10,800) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$10,800) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$10,800) payable upon Theatrical Release Date of the Film.

(d)	20% (US$21,600) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$54,000) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:	“Tru Loved”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Tru Loved” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $151,260 which shall be paid in the following manner:
(a)	10% (US$15,126) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$15,126) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$15,126) payable upon Theatrical Release Date of the Film.

(d)	20% (US$30,252) payable no later than one (1) month after the Theatrical Release Date of the Film.

1

(e)	50% (US$75,630) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

2

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

3

arbitrator(s) may be entered in any court of competent jurisdiction .Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.
Accepted and agreed to:

By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C.

Date

4

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of October 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:	“Watercolors”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “Watercolors” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be December 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $174,000 which shall be paid in the following manner:
(a)	10% (US$17,400) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$17,400) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$17,400) payable upon Theatrical Release Date of the Film.

(d)	20% (US$34,800) payable no later than one (1) month after the Theatrical Release Date of the Film.

(e)	50% (US$75,630) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C

Date

Regent Entertainment Media Inc.
10960 Wilshire Blvd., 10th Floor
Los Angeles, CA 90024
As of August 01, 2008
Mr. Mark Reinhart
Regent Releasing L.L.C.
10990 Wilshire Boulevard
Penthouse
Los Angeles, CA 90024

RE:	“The World Unseen”
Dear Mark:
     This letter, when signed by each of us, constitutes our agreement with respect to work you desire us to perform on your behalf (the “Agreement”).
     When used below, the term “you,” the “Client,” or the “Company” shall refer to Regent Releasing L.L.C. The Company hereby engages Regent Entertainment Media Inc (“REM”) to provide marketing and promotional services (the “Services”) for the motion picture entitled “The World Unseen” (the “Picture”) which shall be released theatrically by the Company in North America.
TERM: The term of this Agreement shall commence on the date above until one year following the theatrical release of the Picture presently anticipated to be October 01, 2008.
SERVICES: REM will provide marketing and consulting expertise and services to include creating marketing plans, release and press strategies; writing press releases and pitch letters; aiding in the placement of editorial content in magazines, newspapers and other media for potential feature or review coverage and pitch and implement grass roots promotional activities in major U.S. markets. REM shall also provide advertising and editorial coverage of the Picture in REM media outlets as appropriate.
COMPENSATION: In consideration of and compensation for the services that REM shall render to you hereunder, the Client hereby agrees to pay REM the fee of $158,550 which shall be paid in the following manner:
(a)	10% (US$15,855) payable no later than two (2) months prior to the Theatrical Release Date of the Film.

(b)	10% (US$15,855) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	10% (US$15,855) payable upon Theatrical Release Date of the Film.

(d)	20% (US$31,710) payable no later than one (1) month after the Theatrical Release Date of the Film.

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(e)	50% (US$79,275) payable no later than two (2) months after the Theatrical Release Date of the Film.
EXPENSES: These expenses shall include but shall not be limited to: photocopies, postage, envelopes, express mail, labels, photography or photographic reproduction, printing, messengers, long distance telephone and fax charges, travel and travel-related expenses, street teams, transportation, and all other customary disbursements associated with the Services. Client shall have no obligation to reimburse REM for any expense greater than $500 or for any travel expense, unless an authorized employee of Client has given prior written approval of the incurrence of such expense. Each reimbursable expense should have back-up receipts and/or documentation.
INDEPENDENT CONTRACTOR: Nothing contained in this agreement shall be construed to constitute REM as a partner, joint venturer, principal, employee or agent of Client, it being intended that REM is an independent contractor responsible for its own actions. REM shall not be liable for any and all debts, costs, expenses, obligations, losses or liabilities of Client. Client agrees to hold harmless and to indemnify REM against any and all losses, claims, including attorney’s fees, and lawsuits made against REM in connection with the rendition of Services hereunder. Termination or expiration of this Agreement releases REM and its representatives, officers and agents from any and all obligations and liabilities in connection with the Services rendered pursuant to this Agreement.
OWNERSHIP OF PROCEEDS OF WORK: Any and all artistic, literary, dramatic, musical and other material submitted by REM to Client, together with the results and proceeds of REM’s Services in connection with this Agreement (collectively, the “Material”) was specially commissioned by and shall be the exclusive property of Client, as a “work made for hire” (as defined in the Copyright Act of 1976). Accordingly, Client is the author and owner of the Material in perpetuity throughout the universe and is entitled to the copyrights and other proprietary rights (and all extensions and renewals thereof) in the Material. If any of the Material is determined not to be a work made for hire, REM hereby assigns to Client in perpetuity throughout the universe all rights, including, without limitation all copyrights, other proprietary rights, renewals and extensions, and the complete right to adapt, exploit, exhibit, perform, make recordings of, reproduce, edit, modify, digitize, make derivative works, distribute, display or otherwise use the Material in any form of medium, expression or technology now known or hereafter known or developed. REM hereby waives any and all paternity, integrity, moral or other similar rights that REM may have now, or in the future, in and to the Material.
ASSIGNMENT: Client’s rights in the Material may be freely assigned and licensed and any such assignment or license shall be binding upon REM and inure to the benefit of such assignee or licensee. REM agrees to enter into any further assignments of the Material Client deems necessary or appropriate. Except for material which Client provides, the Material to be developed hereunder will be an original work created by REM and/or its employees, will not be copied from any other work, will not knowingly violate or infringe upon the rights of any third party, will be free and clear from any known claim by any third party, and Client’s use of the Material as contemplated by this Agreement will not knowingly violate or infringe upon the rights of any third party.

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REPRESENTATION AND WARRANTIES:
Each party represents and warrants to Client as of the date hereof that:
(a)	It is, and has been for more than thirty (30) days prior to the date hereof, a legal entity duly organized, validly existing and in good standing under the laws of the State of its organization and is authorized to do business in the State of California;

(b)	It is a bona fide corporate business entity established for a valid business purpose within the meaning of the tax laws of the United States;

(c)	It has the right, power and authority to enter into this Services Agreement and perform its obligations under this Services Agreement and the individual executing this Services Agreement on behalf of REM is authorized to do so; and

(d)	The performance of the Services by REM will not knowingly violate any applicable laws, rules or regulations or any contacts with or rights of third parties.
CONFIDENTIALITY: The term “Confidential Information” shall include all written documentation or information of a sensitive or proprietary nature provided by Client to REM or developed by Client or REM in connection herewith, and all information of a sensitive or proprietary nature regarding Client’s business affairs, marketing, and positioning strategies, finances, properties, methods of operation, data, systems, procedures, which REM acquires possession or knowledge of in connection with the Services, except such information or data (i) as the parties hereto agree in writing is not confidential; or (ii) which is in the public domain (other than as a result of a disclosure by REM or its employees).
     REM agrees that, unless specifically authorized to do so by Client in writing, it will hold the Confidential Information in strict confidence and will not permit the duplication, use or disclosure or any Confidential Information to any person or entity except employees of REM whom require such Confidential Information to perform the Services.
CHOICE OF LAW: This agreement shall be construed in accordance with and governed by the laws of the State of California, regardless of the place of execution or location of the Services. This Agreement represents the entire agreement between Client and REM. This agreement supersedes all prior agreements, oral or written, between the parties hereto. No change or modification of this Agreement shall be valid unless the modifications are in writing and signed by legal representatives of both parties. No waiver of any term, provision or condition of this Agreement, the breach or default thereof, by conduct or otherwise, in one or more instances shall be deemed to be either a continuing waiver or a waiver of a subsequent breach or default of any such term, provision or condition of this Agreement. The invalidity, in whole or in part, of any term, provision or condition of this agreement shall not affect the validity of the remainder of the agreement, or of any agreement resulting here from.
CONTROVERSIES: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the

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arbitrator(s) may be entered in any court of competent jurisdiction .Signature of legal representatives of REM and Client shall constitute this as a binding agreement between them.
     If you are in agreement with the terms set forth above, please sign and date both copies of this Agreement, keep one original for your files, and return the second copy to me. We look forward to working with you.

Accepted and agreed to:
By:	/s/ Paul Colichman
Paul Colichman
Regent Entertainment Media Inc.

Date

By:	/s/ Mark Reinhart
Mark Reinhart
Regent Releasing L.L.C

Date

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